Item 77Q1(e)
AMENDMENT NO. 4
to the
COMBINED INVESTMENT ADVISORY AGREEMENT
This Amendment is made as of May 13, 2008 to the Combined Investment
Advisory Agreement among Munder Series Trust (MST), on behalf of each of its series, Munder Series Trust II (mstII), on behalf of each of its series, and Munder Capital Management (Advisor), a Delaware general partnership.WHEREAS, The Munder AdVantage Fund (AdVantage) was liquidated on December 13, 2007; WHEREAS, on May 13, 2008, the Board of Trustees of MST ratified and approved the creation of a new Fund (Munder Multi-Cap Growth Fund) and approved the fees payable by such Fund to MCM for investment advisory services; and
WHEREAS, on May 13, 2008, the Board of Trustees of MST approved a breakpoint in the advisory fee structure for the Munder Mid-Cap Core Growth Fund;
NOW THEREFORE, in consideration of the promises and covenants contained herein, the Advisor, MST and MST II agree to amend the Agreement as follows:
1. Schedule A the Agreement is hereby replaced with the attached Schedule A effective as of May 13, 2008.
2. Schedule B the Agreement is hereby replaced with the attached Schedule B effective as of May 13, 2008.
IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date first set forth above.
MUNDER SERIES TRUST
MUNDER SERIES TRUST II
By: /s/ Stephen J. Shenkenberg
	Stephen J. Shenkenberg
	Vice President, Secretary and CCO
MUNDER CAPITAL MANAGEMENT
By: /s/ Peter K. Hoglund
	Peter K. Hoglund
	Managing Director, Chief Administrative Officer
SCHEDULE A
As of May 13, 2008
Munder Series Trust Institutional Money Market Fund Liquidity Money Market Fund Munder Asset Allocation Fund Balanced Munder Bond Fund Munder Cash
Investment Fund Munder Energy Fund Munder Index 500 Fund
Munder Intermediate Bond Fund Munder International Bond Fund
Munder International Equity Fund Munder International Fund Core Equity
Munder International SmallMid Cap Fund
Munder Internet Fund Munder LargeCap Growth Fund Munder LargeCap Value Fund Munder MicroCap Equity Fund Munder MidCap Core Growth Fund
Munder MidCap Value Fund Munder MultiCap Growth Fund Munder Real Estate
Equity Investment Fund Munder S&P MidCap Index Equity Fund
Munder S&P SmallCap Index Equity Fund Munder SmallCap Value Fund
Munder SmallMid Cap Fund Munder SmallMid Cap 13030 Fund
Munder TaxFree Money Market Fund Munder TaxFree Short&Intermediate Bond
Fund Munder Technology Fund Munder Series Trust II Munder Healthcare Fund

SCHEDULE B
As of May 13, 2008
Annual Fees
(as a Percentage of Daily Net Assets)
Institutional Money Market Fund 0.20%
Liquidity Money Market Fund
0.20%
Munder Asset Allocation Fund Balanced
0.65%
Munder Bond Fund 0.50% of the first $300 million of average daily net assets; and 0.45% of average daily net assets in excess of $300 million
Munder Cash Investment Fund
0.35%
Munder Energy Fund
0.75%
Munder Healthcare Fund 1.00% of the first $100 million of average daily net assets; 0.90% of the next $100 million; 0.85% of the next $50 million; and 0.75% of average daily net assets in excess of $250 million
Munder Index 500 Fund
0.20% of the first $250 million of average daily net
assets; 0.12% of the next $250 million; and 0.07% of average daily net assets in excess of $500 million Munder Intermediate Bond Fund 0.50% of the first
$300 million of average daily net assets; and 0.45% of average daily net assets in excess of $300 million Munder International Bond Fund 0.50%
Munder International Equity Fund 0.75%
Munder International Fund Core Equity 0.80% on the first $1 billion of average daily net assets; and 0.75% of the average daily net assets in excess of $1 billion Munder International SmallMid Cap Fund 0.95% on the first
$1 billion of average daily net assets; and 0.90% of the average daily net assets in excess of $1 billion Munder Internet Fund 1.00% of the first
$1 billion of average daily net assets; and 0.85% of average daily net assets in excess of $1 billion Munder LargeCap Growth Fund 0.75% of the first
$1 billion of average daily net assets; 0.725% of the next $1 billion;
and 0.70% of average daily net assets in excess of $2 billion
Munder Large Cap Value Fund 0.75% of the first $100 million of average daily net assets; and 0.70% of average daily net assets in excess of $100 million Munder MicroCap Equity Fund 1.00% Munder MidCap Core Growth Fund 0.75% on the first $6 billion of average daily net assets, 0.70% on the next $2 billion, and 0.65% on average daily net assets exceeding $8 billion
Munder MidCap Value Fund 0.75% Munder MultiCap Growth Fund 0.75%
Munder Real Estate Equity Investment Fund 0.74%
Munder S&P MidCap Index Equity Fund 0.15%
Munder S&P SmallCap Index Equity Fund 0.15% Munder SmallCap Value Fund 0.75% Munder SmallMid Cap Fund 0.75% Munder SmallMid Cap 13030 Fund
1.00% on the first $1 billion of average daily net assets; and 0.95% of the average daily net assets in excess of $1 billion Munder TaxFree Money Market Fund 0.35% Munder Tax Free Short&Intermediate Bond Fund0.50% of the first
$200 million of average daily net assets; and 0.40% of average daily net assets in excess of $200 million Munder Technology Fund 1.00% of the first
$300 million of average daily net assets; 0.90% of the next $700 million; and 0.80% of average daily net assets in excess of $1 billion
AMENDMENT NO. 5
to the
COMBINED INVESTMENT ADVISORY AGREEMENT
This Amendment is made as of June 14, 2008 to the Combined Investment Advisory Agreement among Munder Series Trust (MST), on behalf of each of its series, Munder Series Trust II (MSTII), on behalf of each of its series, and Munder Capital Management (Advisor), a Delaware general partnership. WHEREAS, on
May 13, 2008, the Board of Trustees of MST approved the merger of the Munder Intermediate Bond Fund with and into the Munder Bond Fund (the Merger); and WHEREAS, the Board of Trustees further approved a reduction of the advisory fees payable by the Munder Bond Fund effective upon the consummation of the Merger; and
WHEREAS, the Merger was completed on June 13, 2008.
NOW THEREFORE, in consideration of the promises and covenants contained herein, the Advisor, MST and MST II agree to amend the Agreement as follows:
3. Schedule A the Agreement is hereby replaced with the attached Schedule A effective as of June 14, 2008.
4. Schedule B the Agreement is hereby replaced with the attached Schedule B effective as of June 14, 2008.
IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date first set forth above.
MUNDER SERIES TRUST
MUNDER SERIES TRUST II
By: /s/ Stephen J. Shenkenberg
	Stephen J. Shenkenberg
	Vice President, Secretary & CCO
MUNDER CAPITAL MANAGEMENT
By: /s/ Peter K. Hoglund
	Peter K. Hoglund
	Managing Director, Chief Administrative Officer
SCHEDULE A
As of June 14, 2008
Munder Series Trust Institutional Money Market Fund Liquidity Money Market Fund Munder Asset Allocation Fund Balanced Munder Bond Fund Munder Cash Investment Fund Munder Energy Fund Munder Index 500 Fund Munder International Bond Fund Munder International Equity Fund Munder International Fund Core Equity Munder International SmallMid Cap Fund Munder Internet Fund Munder LargeCap Growth Fund Munder LargeCap Value Fund Munder MicroCap Equity Fund
Munder MidCap Core Growth Fund Munder MidCap Value Fund
Munder MultiCap Growth Fund Munder Real Estate Equity Investment Fund
Munder S&P MidCap Index Equity Fund Munder S&P SmallCap Index Equity Fund Munder SmallCap Value Fund Munder SmallMid Cap Fund
Munder SmallMid Cap 13030 Fund Munder TaxFree Money Market Fund
Munder TaxFree Short&Intermediate Bond Fund
Munder Technology Fund Munder Series Trust II Munder Healthcare Fund

SCHEDULE B
As of June 14, 2008
Annual Fees
(as a Percentage of Daily Net Assets)
Institutional Money Market Fund 0.20%
Liquidity Money Market Fund 0.20%
Munder Asset Allocation Fund - Balanced 0.65%
Munder Bond Fund 0.40%
Munder Cash Investment Fund 0.35%
Munder Energy Fund 0.75%
Munder Healthcare Fund 1.00% of the first $100 million of average daily net assets; 0.90% of the next $100 million; 0.85% of the next $50 million; and 0.75% of average daily net assets in excess of $250 million
Munder Index 500 Fund 0.20% of the first $250 million of average daily net assets; 0.12% of the next $250 million; and 0.07% of average daily net assets in excess of $500 million
Munder International Bond Fund 0.50% Munder International Equity Fund 0.75% Munder International Fund - Core Equity 0.80% on the first $1 billion of average daily net assets; and 0.75% of the average daily net assets in excess of $1 billion Munder International Small-Mid Cap Fund 0.95% on the first
$1 billion of average daily net assets; and 0.90% of the average daily net assets in excess of $1 billion Munder Internet Fund 1.00% of the first
$1 billion of average daily net assets; and 0.85% of average daily net assets in excess of $1 billion Munder Large-Cap Growth Fund 0.75% of the first
$1 billion of average daily net assets; 0.725% of the next $1 billion;
and 0.70% of average daily net assets in excess of $2 billion
Munder Large-Cap Value Fund 0.75% of the first $100 million of average daily net assets; and 0.70% of average daily net assets in excess of $100 million Munder Micro-Cap Equity Fund 1.00% Munder Mid-Cap Core Growth Fund 0.75% on the first $6 billion of average daily net assets, 0.70% on the next $2 billion, and 0.65% on average daily net assets exceeding $8 billion Munder Mid-Cap Value Fund 0.75% Munder MultiCap Growth Fund 0.75% Munder Real Estate Equity Investment Fund 0.74%
Munder S&P MidCap Index Equity Fund 0.15%
Munder S&P SmallCap Index Equity Fund 0.15%
Munder Small-Cap Value Fund 0.75%
Munder SmallMid Cap Fund 0.75% Munder SmallMid Cap 130/30 Fund
1.00% on the first $1 billion of average daily net assets; and 0.95% of the average daily net assets in excess of $1 billion Munder Tax-Free Money Market Fund 0.35% Munder TaxFree Short&Intermediate Bond Fund 0.50% of the first
$200 million of average daily net assets; and 0.40% of average daily net assets in excess of $200 million Munder Technology Fund 1.00% of the first
$300 million of average daily net assets; 0.90% of the next $700 million; and 0.80% of average daily net assets in excess of $1 billion
AMENDMENT NO. 6
to the
COMBINED INVESTMENT ADVISORY AGREEMENT
This Amendment is made as of June 30, 2008 to the Combined Investment Advisory Agreement among Munder Series Trust (MST), on behalf of each of its series, Munder Series Trust II (MSTII), on behalf of each of its series, and Munder Capital Management (Advisor), a Delaware general partnership. WHEREAS, on
May 13, 2008, the Board of Trustees of MST approved the liquidation of the Munder International Bond Fund and the Munder Real Estate Equity Investment Fund (the Liquidations); and WHEREAS, the Liquidations were completed on
June 27, 2008.
NOW THEREFORE, in consideration of the promises and covenants contained herein, the Advisor, MST and MST II agree to amend the Agreement as follows:
5. Schedule A the Agreement is hereby replaced with the attached Schedule A effective as of June 30, 2008.
6. Schedule B the Agreement is hereby replaced with the attached Schedule B effective as of June 30, 2008.
IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date first set forth above.
MUNDER SERIES TRUST
MUNDER SERIES TRUST II
By: /s/ Stephen J. Shenkenberg
	Stephen J. Shenkenberg
	Vice President, Secretary & CCO
MUNDER CAPITAL MANAGEMENT
By: /s/ Peter K. Hoglund
	Peter K. Hoglund
	Managing Director, Chief Administrative Officer
SCHEDULE A
As of June 30, 2008
Munder Series Trust Institutional Money Market Fund Liquidity Money Market
Fund Munder Asset Allocation Fund Balanced
Munder Bond Fund
Munder Cash Investment Fund Munder Energy Fund Munder Index 500 Fund
Munder International Equity Fund Munder International FundCore Equity
Munder International Small-Mid Cap Fund Munder Internet Fund
Munder Large-Cap Growth Fund Munder Large-Cap Value Fund
Munder Micro-Cap Equity Fund  Munder Mid-Cap Core Growth Fund
Munder Mid-Cap Value Fund Munder Multi-Cap Growth Fund
Munder S&P MidCap Index Equity Fund Munder S&P SmallCap Index Equity Fund Munder Small-Cap Value Fund Munder Small-Mid Cap Fund
Munder Small-Mid Cap 130/30 Fund Munder Tax-Free Money Market Fund
Munder Tax-Free Short&Intermediate Bond Fund Munder Technology Fund
Munder Series Trust II Munder Healthcare Fund

SCHEDULE B
As of June 14, 2008
Annual Fees
(as a Percentage of Daily Net Assets)
Institutional Money Market Fund 0.20%
Liquidity Money Market Fund 0.20%
Munder Asset Allocation Fund-Balanced 0.65% Munder Bond Fund 0.40%
Munder Cash Investment Fund 0.35% Munder Energy Fund 0.75%
Munder Healthcare Fund 1.00% of the first $100 million of average daily net assets; 0.90% of the next $100 million; 0.85% of the next $50 million;
and 0.75% of average daily net assets in excess of $250 million
Munder Index 500 Fund 0.20% of the first $250 million of average daily net assets; 0.12% of the next $250 million; and 0.07% of average daily net assets in excess of $500 million Munder International Equity Fund 0.75%
Munder International Fund-Core Equity 0.80% on the first $1 billion of average daily net assets; and 0.75% of the average daily net assets in excess of $1 billion Munder International SmallMid Cap Fund 0.95% on the first $1 billion of average daily net assets; and 0.90% of the average daily net assets in excess of $1 billion
Munder Internet Fund 1.00% of the first $1 billion of average daily net assets; and 0.85% of average daily net assets in excess of $1 billion
Munder LargeCap Growth Fund 0.75% of the first $1 billion of average daily net assets; 0.725% of the next $1 billion; and 0.70% of average daily net assets in excess of $2 billion Munder LargeCap Value Fund 0.75% of the first
$100 million of average daily net assets; and 0.70% of average daily net assets in excess of $100 million Munder MicroCap Equity Fund 1.00%
Munder Mid-Cap Core Growth Fund 0.75% on the first $6 billion of average daily net assets, 0.70% on the next $2 billion, and 0.65% on average daily net assets exceeding $8 billion Munder MidCap Value Fund 0.75%
Munder MultiCap Growth Fund 0.75% Munder S&P MidCap Index Equity Fund 0.15% Munder S&P SmallCap Index Equity Fund 0.15% Munder SmallCap Value Fund 0.75% Munder SmallMid Cap Fund 0.75% Munder SmallMid Cap 130/30 Fund
1.00% on the first $1 billion of average daily net assets; and 0.95% of the average daily net assets in excess of $1 billion Munder TaxFree Money Market Fund 0.35% Munder TaxFree Short&Intermediate Bond Fund 0.50% of the first
$200 million of average daily net assets; and 0.40% of average daily net assets in excess of $200 million Munder Technology Fund 1.00% of the first $300 million of average daily net assets; 0.90% of the next $700 million; and 0.80% of average daily net assets in excess of $1 billion
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